As filed with the Securities and Exchange Commission on August 4, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21462

Tortoise Energy Infrastructure Corporation
(Exact name of registrant as specified in charter)

10801 Mastin Blvd., Suite 222, Overland Park, KS 66210
(Address of principal executive offices) (Zip code)

David J. Schulte
10801 Mastin Blvd., Suite 222, Overland Park, KS 66210
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2006

Item 1. Report to Stockholders.

Company at a Glance

•	A pioneering closed-end investment company investing primarily in equity securities of Master Limited Partnerships (MLPs) operating energy infrastructure assets

•	Objectives: Yield, Growth, Quality

About Master Limited Partnerships
MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 50 MLPs in the market, mostly in industries related to energy, natural resources and real estate.

Investment Objectives: Yield, Growth and Quality
Tortoise Energy invests primarily in MLPs in the energy infrastructure sector. Our goal is to provide our stockholders with a high level of total return with an emphasis on current distributions paid to stockholders. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas, and refined products from production points to the end users. Our investments are primarily in mid-stream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing dividend stream for our investors.

Tortoise Energy Investment Versus a Direct Investment in MLPs
Tortoise Energy provides its stockholders with an efficient alternative to investing directly in MLPs. A direct investment in an MLP offers the opportunity to receive an attractive distribution that is approximately 80 percent tax deferred, with a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Energy is structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features of Tortoise Energy include:

•	One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

•	A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;

•	The ability to access investment grade credit markets to enhance the dividend rate; and

•	Access to direct placements and other investments not available through the public markets.

July 14, 2006

DEAR FELLOW STOCKHOLDERS,

We are pleased to submit the Tortoise Energy Infrastructure Corp. (Tortoise Energy) report for the quarter ended May 31, 2006.

Performance Review
For the quarter ended May 31, 2006, we declared a $0.50 per share dividend. This is the company’s ninth consecutive dividend increase, and represents a 12.4 percent increase over the same quarter of the prior year, and a 4.2 percent increase over the prior quarter. We continue to deliver on our commitment to steadily grow dividends, and expect that a significant portion of dividends paid in 2006 will be treated as return of capital for income tax purposes.

More than 90 percent of our MLP investments increased their distributions during this quarter. We are pleased with the investment performance of our holdings, and believe we are well positioned to benefit from growing energy demand.

MLP Overview and Investment Outlook
The MLP market continues to grow and produce strong results with MLP market capitalization of approximately $76 billion at May 31, 2006. MLP companies reported strong results in the first quarter of 2006, resulting from internal growth projects, prior acquisitions, and a natural increase in demand. Based upon our current portfolio, we expect distribution growth from our portfolio holdings of approximately 4 percent for the remainder of this year. This, combined with growth in the portfolio through May 31, 2006, should result in a growth rate for this fiscal year of more than double our long-term expectations of 4 percent per annum.

Between 2006 and 2008, MLPs are expected to invest more than $13 billion on internal growth projects such as construction of new pipelines and storage tanks, as well as expanding existing facilities. The financing of these projects through debt and equity offerings could create short-term price volatility as investors digest the increased supply of offerings. Over the long-term we expect these projects to lead to increased growth of our dividends.

Acquisition activity remains strong in 2006 with over $5 billion of mainly natural gas assets entering the MLP sector. We believe acquisitions will also drive future distribution growth since MLPs currently own 50 percent or less of the refined product, crude oil, and natural gas assets in the United States.

MLP revenue is primarily based upon volumes, which are also expected to increase. The Energy Information Administration projects an average annual growth rate of 1 percent for natural gas and petroleum over the next 25 years. We continue to monitor how rising interest rates may impact borrowing costs, and high oil and natural gas prices may impact demand.

2006 Semi-Annual     1

Conclusion
In our view, a TYG investment offers investors the potential for attractive returns through a combination of a high current yield and distribution growth, generated from a portfolio of quality investments in energy infrastructure assets. When compared to similar investment alternatives like REITs and utilities, we believe a TYG investment offers superior returns with less risk.

Thank you for entrusting us with your investment. As always, we will strive to deliver a rewarding return.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.

/s/H. Kevin Birzer	/s/Zachary A. Hamel	/s/Kenneth P. Malvey
H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

/s/Terry Matlack	/s/David J. Schulte
Terry Matlack	David J. Schulte

…………..Steady WinsTM

2     Tortoise Energy Infrastructure Corp.

SUMMARY FINANCIAL INFORMATION

Six Months Ended May 31, 2006

Market value per share	$28.75
Net asset value per share	28.91
Total net assets	432,077,223
Unrealized appreciation of investments (excluding interest
rate swap contracts) before deferred taxes	64,961,625
Unrealized appreciation of investments and interest
rate swap contracts after deferred taxes	44,843,463
Net investment loss	(2,446,539)
Total realized gain after deferred taxes	612,255
Total return (based on market value)	3.61%
Net operating expenses before leverage costs
and taxes as a percent of average total assets(1)	.96%
Distributable cash flow as a percent of average net assets(2)	7.48%

(1)	Annualized.
(2)	Annualized. See Key Financial Data which illustrates the calculation of distributable cash flow.

2006 Semi-Annual     3

KEY FINANCIAL DATA (Unaudited)
(dollar amounts in thousands unless otherwise indicated)

	2005			2006

	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)

Total Distributions Received from Investments
Distributions received from master limited partnerships	$8,523	$9,840	$10,188	$10,601	$11,074
Dividends paid in stock	1,051	1,154	1,197	1,242	1,186
Dividends from common stock	23	24	26	31	32
Short-term interest and dividend Income	347	258	218	197	199
Total from investments	9,944	11,276	11,629	12,071	12,491
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of reimbursement	1,264	1,294	1,300	1,248	1,550
Other operating expenses	401	398	397	343	310
	1,665	1,692	1,697	1,591	1,860
Distributable cash flow before leverage costs and current taxes	8,279	9,584	9,932	10,480	10,631
Leverage costs(2)	1,750	2,263	2,488	2,661	2,753
Current income tax expense	—	—	214	59	137
Distributable Cash Flow	$6,529	$7,321	$7,230	$7,760	$7,741

Dividends paid on common stock	$6,581	$6,674	$6,674	$7,155	$7,472
Dividends paid on common stock per share	0.445	0.45	0.455	0.48	0.50
Payout percentage for period(3)	100.8%	91.2%	93.6%	92.2%	96.5%
Total assets, end of period	671,399	746,797	695,978	718,266	758,684
Average total assets during period(4)	640,138	713,072	725,506	704,996	735,142
Leverage (Tortoise Notes and Preferred Stock)	200,000	235,000	235,000	235,000	235,000
Leverage as a percent of total assets	29.79%	31.47%	33.77%	32.72%	30.97%
Unrealized appreciation net of deferred taxes, end of period	79,151	108,388	84,456	99,072	129,299
Net assets, end of period	410,284	432,553	404,274	410,642	432,077
Average net assets during period(5)	416,695	432,245	421,244	411,181	419,521
Net asset value per common share	27.75	29.16	27.12	27.55	28.91
Market value per share	28.33	32.10	28.72	29.42	28.75
Shares outstanding	14,787	14,832	17,906	14,906	14,944

Selected Operating Ratios(6)
As a Percent of Average Total Assets
Total distributions received from investments	6.16%	6.27%	6.43%	6.94%	6.74%
Operating expenses before leverage costs and current taxes	1.03%	0.94%	0.94%	0.92%	1.00%
Distributable cash flow before leverage costs and current taxes	5.13%	5.33%	5.49%	6.02%	5.74%
As a Percent of Average Net Assets
Distributable cash flow	6.22%	6.72%	6.88%	7.65%	7.32%

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, auction agent fee, interest rate swap expenses and preferred dividends.
(3)	Dividends paid as a percentage of Distributable Cash Flow.
(4)	Computed by averaging month-end values within each period.
(5)	Computed by averaging daily values for the period.
(6)	Annualized.

4 - 5     Tortoise Energy Infrastructure Corp.

MANAGEMENT’S DISCUSSION

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview
Tortoise Energy’s goal is to provide a growing dividend stream to our investors, and when combined with MLP growth prospects, the investment offers the opportunity for an attractive total return. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, we are not a “regulated investment company” for federal tax purposes. Our dividends do not generate unrelated business taxable income (UBTI) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts.

We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE. Our private finance activity principally involves providing financing directly to an MLP through private placement equity investments. Our private financing is generally used to fund growth, acquisitions, recapitalizations, debt repayments and bridge financings. We generally invest in companies that are publicly reporting, but for which a private financing offers advantages.

Critical Accounting Policies
The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed below.

Note 2 in the Notes to Financial Statements included in this report discloses the significant accounting policies of Tortoise Energy.

Determining Dividends Distributed to Stockholders
Our portfolio generates cash flow from which we pay dividends to stockholders. We pay dividends out of our distributable cash flow (“DCF”), which is simply distributions received from investments less our total expenses. The total distributions received from our investments includes the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes on our operating income. Each are summarized for you in the table on pages 4 and 5 and are discussed in more detail below.

6     Tortoise Energy Infrastructure Corp.

MANAGEMENT’S DISCUSSION
(Continued)

We intend to reinvest the after-tax proceeds of sales of investments in order to maintain and grow our dividend rate.

Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Our goal is to declare what we believe to be sustainable regular quarterly dividends. We have targeted to pay at least 95 percent of DCF on an annualized basis.

Distributions Received from Investments
Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow our dividend to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

We concentrate on MLPs with an increasing demand for services from economic and population growth. We utilize our disciplined investment process to select well-managed businesses with real, hard assets and stable recurring revenue streams.

Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to achieve a dividend yield equivalent to a direct investment in energy infrastructure MLPs. In addition, most energy infrastructure companies are regulated and utilize an inflation escalator index that factors in inflation as a cost pass-through. So, over the long-term, we believe MLPs will outpace interest rate increases and produce positive returns.

Total distributions received from our investments relating to DCF for 2nd quarter 2006 was approximately $12.5 million, representing a 26.0 percent increase as compared to 2nd quarter 2005 and a 3.5 percent increase over 1st quarter 2006. This change reflects the additional earnings from investment of $35 million in leverage issued in 3rd quarter 2005 and continuing distribution increases from a majority of our MLP investments. Total distributions received from investments represented 6.74 percent of average total assets for the 2nd quarter 2006, an increase from 6.16 percent at 2nd quarter 2005, but a sequential decrease as compared to 1st quarter 2006. These changes reflect the impact of earnings from the leverage issuance and rising distributions in the numerator of these calculations, as well as an increase in our average total assets from leverage issuance and increasing market value of our investments in the denominator.

Expenses
We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, net operating expenses before leverage costs were an annualized 1.00 percent of average total assets for the 2nd quarter 2006, as compared to 0.92 percent and 1.03 percent for 1st quarter 2006 and 2nd quarter 2005, respectively. Operating expenses before leverage costs and current taxes for 2nd quarter 2006 increased 11.7 percent or $195,000 over 2nd quarter 2005, as a result of increased advisory fees. Advisory fees increased because of growth in total assets and from the impact of the contractual reduction in reimbursed advisory fees from 0.23 percent of managed assets to 0.10 percent which took effect March 1, 2006. The reimbursement will continue until 2009. Operating expenses increased 16.9 percent or $269,000 for 2nd quarter 2006 as compared to 1st quarter 2006, as a result of increased advisory fees, again from increased average total assets during the 2nd quarter 2006 and the change in reimbursed advisory fees.

2006 Semi-Annual     7

MANAGEMENT’S DISCUSSION
(Continued)

Other operating expenses decreased 22.7 percent from 2nd quarter 2005 and 9.6 percent from 1st quarter 2006. These expense decreases reflect lower variable costs and general operating efficiencies realized during the periods.

Leverage costs consist of four major components: (1) the direct interest expense, which will vary from period to period as all of our Tortoise Notes have variable rates of interest; (2) the auction agent fees, which are the marketing costs for the variable rate leverage; (3) the realized gain or loss on our swap arrangements; and (4) our preferred dividends, which also carry a variable rate dividend. We have locked-in all of our cost of leverage through interest rate swap agreements, converting our variable rate obligations to fixed rate obligations for the term of the swap agreements. With very little short-term interest rate risk in Tortoise Energy, we now have an all-in weighted average cost of leverage of 4.52 percent. Details of our interest rate swap contracts are disclosed in Note 10 of our Notes to Financial Statements.

As indicated in Note 10, Tortoise Energy has agreed to pay U.S. Bank a fixed rate while receiving a floating rate based upon the 1 month U.S. Dollar London Interbank Offered Rate (“LIBOR”). LIBOR is the primary global benchmark or reference rate for short-term interest rates and is intended to approximate our variable rate payment obligations. The spread between the fixed rate and floating LIBOR rate is reflected in our statement of operations as a realized gain when the LIBOR rate exceeds the fixed rate (U.S. Bank pays Tortoise Energy the net difference) or loss when the fixed rate exceeds the LIBOR rate (Tortoise Energy pays U.S. Bank the net difference).

Under the terms of the Tortoise Notes and Money Market Preferred Shares, the rate on a majority of our leverage ($180 million) is determined by auction every 28 days with the remainder ($55 million) every 7 days. The spread between the winning auction rate and LIBOR is a variable component of total leverage costs. When the spread is negative (auction rate is less than LIBOR) total leverage costs are less than our fixed rate, with the opposite true if the spread is positive. Our spread to LIBOR has usually been between a negative 4 basis points (-0.04 percent) and positive 6 basis points (0.06 percent).

Leverage costs were $2.8 million in 2nd quarter 2006 as compared to $1.8 million in 2nd quarter 2005, due to the increased amounts of leverage outstanding and full implementation of the swap agreements.

Distributable Cash Flow
For 2nd quarter 2006 our DCF was $7.7 million, an increase of $1.2 million or 18.6 percent as compared to 2nd quarter 2005. This increase is the result of additional leverage deployed during the period and growth in distributions received. DCF decreased $19,000 or 0.2 percent in 2nd quarter as compared to 1st quarter 2006. While pre-tax DCF increased $59,000 during the quarter, current income tax expense increased $78,000. Current income tax expense reflects estimated Canadian taxes payable by Tortoise Energy on Canadian income allocated to the company. At this time, we do not expect any material variance in our 3rd and 4th quarter taxes from 2nd quarter. We paid a dividend of $7.5 million, or 96.5 percent of DCF during the quarter. On a per share basis, the fund declared a $0.50 dividend on May 12, 2006, for an annualized run-rate of $2.00. This is an increase of 12.4 percent over the 2nd quarter 2005 dividend and a 4.2 percent increase as compared to the 1st quarter 2006 dividend of $0.48. With the growth in distributions from the MLPs in which we invest, we expect the dividend to continue to grow at least 4 percent annually.

8     Tortoise Energy Infrastructure Corp.

MANAGEMENT’S DISCUSSION
(Continued)

Taxation of our Distributions
We invest in partnerships which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes on our books. Dividends declared and paid by Tortoise Energy in a year generally differ from taxable income for that year, as such dividends may include the distribution of current year taxable income or returns of capital.

The taxability of the dividend you receive depends on whether Tortoise Energy has annual earnings and profits. If so, those earnings and profits are first allocated to the preferred shares, and then to the common shares. Because most of the distributions we have received from MLP’s are not income for tax purposes, we currently have very little income to offset against our expenses.

In the future, however, Tortoise Energy could have earnings and profits. That would make our dividend like any other corporate dividend and taxable at the 15 percent qualified dividend rate. Our dividend would include a taxable component for either of two reasons: first, the tax characterization of the distributions we receive from MLPs could change and become less return of capital and more in the form of income. Second, and most likely, we could sell an MLP investment in which Tortoise Energy has a gain. The unrealized gain we have in the portfolio is reflected in the statement of assets and liabilities. Tortoise Energy’s investments at value are $737.3 million, with a cost of $536.4 million. The $200.9 million difference is gain that would be recognized if those investments were sold at those values. A sale would give rise to earnings and profits in that period and make the distributions taxable qualified dividends. Note, however, that the statement of assets and liabilities reflects as a deferred tax liability the possible future tax liability we would pay if all investments were liquidated at their indicated value. It is for these two reasons that we inform you of the tax treatment after the close of each year because both of these items are unpredictable until the year is over. We currently expect that our estimated annual taxable income for 2006 will be less than 20 percent of our estimated dividend distributions to shareholders in 2006, although the ultimate determination will not be made until January 2007.

Liquidity and Capital Resources
Tortoise Energy had total assets of $759 million at quarter end. Our total assets reflect the value of our investments, which are itemized in the schedule of investments. It also reflects cash, interest and other receivables and any expenses that may have been prepaid from time to time. During 2nd quarter 2006, total assets grew from $718 million to $759 million, an increase of 5.7 percent. This growth was primarily the result of an increase of $41.1 million in unrealized appreciation of investments during the quarter. Total assets increased $87.3 million as compared to 2nd quarter 2005, primarily as a result of an increase in unrealized appreciation of investments and the issuance of $35 million of additional leverage during the 3rd quarter last year.

Total leverage outstanding as of May 31, 2006 is $235 million, representing 31 percent of total assets, which is close to our target for leverage of approximately 33 percent of total assets.

We have an effective shelf registration statement in the amount of $125 million to allow us to issue new debt or equity capital quickly in the event suitable investment opportunities are presented which would be beneficial to our stockholders.

2006 Semi-Annual     9

SCHEDULE OF INVESTMENTS (Unaudited)

	May 31, 2006
	Shares	Value

Common Stock — 1.1%(1)
Natural Gas Gathering/Processing — 1.1%(1)
Crosstex Energy, Inc. (Cost $2,172,703)	54,136	$4,886,857

Master Limited Partnerships and
Related Companies — 167.1%(1)
Coal — 0.6%(1)
Natural Resource Partners, L.P.	50,700	2,777,346

Crude/Refined Products Pipelines — 98.2%(1)
Buckeye Partners, L.P.	567,102	24,646,253
Enbridge Energy Partners, L.P.	904,000	39,342,080
Holly Energy Partners, L.P.	427,070	17,134,048
Kinder Morgan Management, LLC(3)	1,490,874	64,808,293
Magellan Midstream Partners, L.P.	2,190,213	75,868,978
Pacific Energy Partners, L.P.	981,700	30,727,210
Plains All American Pipeline, L.P.	1,247,155	60,487,017
Plains All American Pipeline, L.P.(2)	87,960	4,095,418
Sunoco Logistics Partners, L.P.	934,625	40,142,144
TEPPCO Partners, L.P.	811,320	30,538,085
Valero, L.P.	709,874	36,544,313
		424,333,839

Natural Gas/Natural Gas Liquid Pipelines — 15.4%(1)
Enterprise GP Holdings, L.P.	71,400	2,534,700
Enterprise Products Partners, L.P.	2,248,940	56,673,288
ONEOK Partners, L.P.	144,600	7,186,620
		66,394,608

Natural Gas Gathering/Processing — 36.6%(1)
Copano Energy, LLC	623,651	29,099,556
Crosstex Energy, L.P.	268,587	9,228,649
Energy Transfer Partners, L.P.	1,801,750	81,511,170
Hiland Partners, L.P.	36,548	1,545,615
Markwest Energy Partners, L.P.	805,810	34,649,830
Williams Partners, L.P.	59,750	2,062,570
		158,097,390

Shipping — 4.6%(1)
K-Sea Transportation Partners, L.P.	571,300	17,767,430
Teekay LNG Partners, L.P.	67,200	2,065,056
		19,832,486

10     Tortoise Energy Infrastructure Corp.

SCHEDULE OF INVESTMENTS (Unaudited)
(Continued)

	May 31, 2006
	Shares	Value

Propane Distribution — 11.7%(1)
Inergy, L.P.	1,767,979	$46,763,045
Inergy, L.P.(2)	82,655	1,936,607
Inergy Holdings, L.P.	61,761	2,018,349
		50,718,001
Total Master Limited Partnerships and
Related Companies (Cost $523,982,475)		722,153,670

Promissory Note — 1.4%(1)	Principal
	Amount
Shipping — 1.4%(1)
E.W. Transportation, LLC — Unregistered, 8.80%, Due 3/31/2009
(Cost $5,825,355)(2) (4)	$5,881,375	5,825,355

Short-Term Investments — 1.0%(1)
First American Government Obligations	Shares
Money Market Fund — Class Y, 4.64%(5)
(Cost $4,450,905)	4,450,905	4,450,905
Total Investments — 170.6%(1)
(Cost $536,431,438)		737,316,787
Auction Rate Senior Notes — (38.2%)(1)		(165,000,000)
Interest Rate Swap Contracts — 2.7%(1)
$345,000,000 notional — Unrealized Appreciation(6)		11,458,231
Liabilities in Excess of Cash and Other Assets — (18.9%)(1)		(81,697,795)
Preferred Shares at Redemption Value — (16.2%)(1)		(70,000,000)
Total Net Assets Applicable to Common
Stockholders — 100.0% (1)		$432,077,223

(1) Calculated as a percentage of net assets applicable to common stockholders.
(2) Fair valued securities represent a total market value of $11,857,380 which represents 2.7% of net assets.
These securities are deemed to be restricted; see Note 6 for further disclosure.
(3) Security distributions are paid in kind. Related company of master limited partnership.
(4) Security is a variable rate instrument. Interest rate is as of May 31, 2006.
(5) Rate indicated is the 7-day effective yield.
(6) See Note 10 for further disclosure.

See Accompanying Notes to the Financial Statements.

2006 Semi-Annual     11

STATEMENT OF ASSETS & LIABILITIES (Unaudited)

May 31, 2006

Assets
Investments at value (cost $536,431,438)	$737,316,787
Cash	6,856,206
Receivable for Adviser reimbursement	122,090
Interest and dividend receivable	387,016
Unrealized appreciation on interest rate swap contracts	11,458,231
Prepaid expenses and other assets	2,543,940
Total assets	758,684,270

Liabilities
Payable to Adviser	1,159,855
Dividend payable on common shares	7,472,051
Dividend payable on preferred shares	88,722
Accrued expenses and other liabilities	413,852
Current tax liability	196,251
Deferred tax liability	82,276,316
Auction rate senior notes payable:
Series A, due July 15, 2044	60,000,000
Series B, due July 15, 2044	50,000,000
Series C, due April 10, 2045	55,000,000
Total liabilities	256,607,047

Preferred Shares
$25,000 liquidation value per share applicable to 2,800 outstanding
shares (7,500 shares authorized)	70,000,000
Net assets applicable to common stockholders	$432,077,223

Net Assets Applicable to Common Stockholders Consist of
Capital stock, $0.001 par value; 14,944,103 shares issued and
outstanding (100,000,000 shares authorized)	$14,944
Additional paid-in capital	303,629,209
Accumulated net investment loss, net of deferred tax benefit	(5,354,401)
Undistributed realized gain, net of deferred tax expense	4,488,241
Net unrealized gain on investments and interest rate swap contracts,
net of deferred tax expense	129,299,230
Net assets applicable to common stockholders	$432,077,223
Net Asset Value per common share outstanding (net assets applicable
to common shares, divided by common shares outstanding)	$28.91

See Accompanying Notes to the Financial Statements.

12     Tortoise Energy Infrastructure Corp.

STATEMENT OF OPERATIONS (Unaudited)

Period from December 1, 2005 through May 31, 2006

Investment Income
Distributions received from master limited partnerships	$21,674,776
Less return of capital on distributions	(18,344,206)
Distribution income from master limited partnerships	3,330,570
Dividends from common stock	63,470
Dividends from money market mutual funds	109,009
Interest	286,489
Total Investment Income	3,789,538

Expenses
Advisory fees	3,378,996
Administrator fees	231,443
Professional fees	155,421
Reports to stockholders	66,455
Directors’ fees	58,669
Custodian fees and expenses	32,909
Fund accounting fees	29,917
Registration fees	25,148
Stock transfer agent fees	7,002
Other expenses	45,796

Total Expenses before Interest Expense and Auction Agent Fees	4,031,756

Interest expense	3,825,995
Auction agent fees	327,257

Total Interest Expense and Auction Agent Fees	4,153,252

Total Expenses	8,185,008

Less expense reimbursement by Adviser	(581,002)

Net Expenses	7,604,006

Net Investment Loss, before income taxes	(3,814,468)
Current tax expense	(196,251)
Deferred tax benefit	1,564,180
Income tax benefit	1,367,929

Net Investment Loss	(2,446,539)

2006 Semi-Annual     13

STATEMENT OF OPERATIONS (Unaudited)
(Continued)

Period from December 1, 2005 through May 31, 2006

Realized and Unrealized Gain on Investments
Net realized gain on investments	$697,862
Net realized gain on interest rate swap settlements	305,835

Net realized gain, before deferred tax expense	1,003,697
Deferred tax expense	(391,442)

Net realized gain on investments and interest rate swap settlements	612,255
Net unrealized appreciation of investments	64,961,625
Net unrealized appreciation of interest rate swap contracts	8,555,715

Net unrealized gain, before deferred tax expense	73,517,340
Deferred tax expense	(28,673,877)

Net unrealized appreciation of investments and interest
rate swap contracts	44,843,463

Net Realized and Unrealized Gain on Investments	45,455,718

Dividends to Preferred Stockholders	(1,641,864)

Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$41,367,315

See Accompanying Notes to the Financial Statements.

14     Tortoise Energy Infrastructure Corp.

STATEMENT OF CHANGES IN NET ASSETS

	Period from December 1, 2005 through May 31, 2006	Year Ended November 30, 2005
	(Unaudited)
Operations
Net investment loss	$(2,446,539)	$(2,664,574)
Net realized gain on investments and
interest rate swap settlements	612,255	3,910,013
Net unrealized appreciation of investments and
interest rate swap contracts	44,843,463	36,586,625
Dividends to preferred stockholders	(1,641,864)	(1,639,910)

Net increase in net assets applicable to
common stockholders resulting from operations	41,367,315	36,192,154

Dividends and Distributions to
Common Stockholders
Net investment income	—	—
Return of capital	(14,626,698)	(26,506,341)
Total dividends to common stockholders	(14,626,698)	(26,506,341)

Capital Share Transactions
Proceeds from secondary offering of
1,755,027 common shares	—	47,999,988
Proceeds from issuance of 263,254 common shares in
connection with exercising an overallotment option
granted to underwriters of the secondary offering	—	7,199,997
Underwriting discounts and offering expenses associated
with the issuance of common shares	—	(2,443,688)
Underwriting discounts and offering expenses associated
with the issuance of preferred shares	—	(356,815)
Issuance of 38,588 and 203,080 common shares
from reinvestment of dividend distributions to
stockholders, respectively	1,063,106	5,635,662
Net increase in net assets, applicable to common
stockholders, from capital share transactions	1,063,106	58,035,144

Total increase in net assets applicable to
common stockholders	27,803,723	67,720,957
Net Assets
Beginning of period	404,273,500	336,552,543

End of period	$432,077,223	$404,273,500

Accumulated net investment loss, net of
deferred tax benefit, at the end of period	$(5,354,401)	$(2,907,862)

See Accompanying Notes to the Financial Statements.

2006 Semi-Annual     15

STATEMENT OF CASHFLOWS (Unaudited)

Period from December 1, 2005 through May 31, 2006

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$21,330,326
Interest and dividend income received	445,319
Purchases of long-term investments	(3,894,147)
Proceeds from sale of long-term investments	2,958,785
Proceeds from sale of short-term investments, net	1,245,510
Proceeds from interest rate swap contracts, net	305,835
Interest expense paid	(4,069,723)
Operating expenses paid	(3,682,713)

Net cash provided by operating activities	14,639,192

Cash Flows From Financing Activities
Dividends paid to common stockholders	(6,091,540)
Dividends paid to preferred stockholders	(1,736,868)

Net cash used in financing activities	(7,828,408)

Net increase in cash	6,810,784
Cash — beginning of period	45,422

Cash — end of period	$6,856,206

16     Tortoise Energy Infrastructure Corp.

STATEMENT OF CASH FLOWS (Unaudited)
(Continued)

Period from December 1, 2005 through May 31, 2006

Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net
cash provided by operating activities
Net increase in net assets applicable to common stockholders
resulting from operations	$41,367,315
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(3,894,147)
Return of capital on distributions received	18,344,206
Proceeds from sales of long-term investments	2,958,785
Proceeds from sales of short-term investments, net	1,245,510
Deferred income taxes	27,501,139
Net unrealized appreciation on investments and
interest rate swap contracts	(73,517,340)
Realized gains on investments	(697,862)
Accretion of discount on investments	(8,846)
Amortization of debt issuance costs	28,711
Dividends to preferred stockholders	1,641,864
Changes in operating assets and liabilities:
Increase in interest and dividend receivable	(349,253)
Increase in prepaid expenses and other assets	(159,196)
Decrease in current tax liability	(18,010)
Increase in payable to Adviser, net of expense reimbursement	174,389
Increase in accrued expenses and other liabilities	21,927

Total adjustments	(26,728,123)

Net cash provided by operating activities	$14,639,192

Non-Cash Financing Activities
Reinvestment of distributions by common stockholders
in additional common shares	$1,063,106

See Accompanying Notes to the Financial Statements.

2006 Semi-Annual     17

FINANCIAL HIGHLIGHTS

	Period from December 1, 2005 through May 31, 2006	Year Ended November 30, 2005	Period from February 27, 2004(1) through November 30, 2004
	(Unaudited)

Per Common Share Data(2)
Net Asset Value, beginning of period	$27.12	$26.53	$—
Public offering price	—	—	25.00
Underwriting discounts and offering costs on initial public offering	—	—	(1.17)
Underwriting discounts and offering costs on issuance of preferred shares	—	(0.02)	(0.06)
Premiums less underwriting discounts and offering costs on
secondary offering(3)	—	—	—
Income (loss) from Investment Operations:
Net investment loss(4)	(0.16)	(0.16)	(0.03)
Net realized and unrealized gain on investments (4)	3.04	2.67	3.77
Total increase from investment operations	2.88	2.51	3.74
Less Dividends to Preferred Stockholders:
Net investment income	—	—	—
Return of capital	(0.11)	(0.11)	(0.01)
Total dividends to preferred stockholders	(0.11)	(0.11)	(0.01)
Less Dividends to Common Stockholders:
Net investment income	—	—	—
Return of capital	(0.98)	(1.79)	(0.97)
Total dividends to common stockholders	(0.98)	(1.79)	(0.97)
Net Asset Value, end of period	$28.91	$27.12	$26.53
Per common share market value, end of period	$28.75	$28.72	$27.06
Total Investment Return Based on Market Value(5)	3.61%	13.06%	12.51%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$432,077	$404,274	$336,553
Ratio of expenses (including current and deferred income tax expense)
to average net assets before waiver:(6) (7) (8)	17.32%	9.10%	15.20%
Ratio of expenses (including current and deferred income tax expense)
to average net assets after waiver:(6) (7) (8)	17.04%	8.73%	14.92%
Ratio of expenses (excluding current and deferred income tax expense)
to average net assets before waiver:(6) (7) (8)	3.95%	3.15%	2.01%
Ratio of expenses (excluding current and deferred income tax expense)
to average net assets after waiver:(6) (7) (8)	3.67%	2.78%	1.73%
Ratio of expenses (excluding current and deferred income tax expense), without regard to non-recurring organizational expenses, to average
net assets before waiver:(6) (7) (8)	3.95%	3.15%	1.90%
Ratio of expenses (excluding current and deferred income tax expense), without regard to non-recurring organizational expenses, to average
net assets after waiver:(6) (7) (8)	3.67%	2.78%	1.62%

18-19     Tortoise Energy Infrastructure Corp.

FINANCIAL HIGHLIGHTS (Unaudited)
(Continued)

	Period from December 1, 2005 through May 31, 2006	Year Ended November 30, 2005	Period from February 27, 2004(1) through November 30, 2004
	(Unaudited)

Ratio of net investment loss to average net assets before waiver:(6) (7) (9)	(2.12)%	(1.42)%	(0.45)%
Ratio of net investment loss to average net assets after waiver:(6) (7) (9)	(1.84)%	(1.05)%	(0.17)%
Ratio of net investment loss to average net assets after current and
deferred income tax expense, before waiver:(6) (7) (8)	(15.49)%	(7.37)%	(13.37)%
Ratio of net investment loss to average net assets after current and
deferred income tax expense, after waiver:(6) (7) (8)	(15.21)%	(7.00)%	(13.65)%
Portfolio turnover rate	0.42%	4.92%	1.39%
Tortoise Auction Rate Senior Notes, end of period (000’s)	$165,000	$165,000	$110,000
Tortoise Preferred Shares, end of period (000’s)	$70,000	$70,000	$35,000
Per common share amount of auction rate senior notes
outstanding at end of period	$11.04	$11.07	$8.67
Per common share amount of net assets, excluding auction
rate senior notes, at end of period	$39.95	$38.19	$35.21
Asset coverage, per $1,000 of principal amount of auction rate senior notes (10)
Series A	$4,043	$3,874	$4,378
Series B	$4,043	$3,874	$4,378
Series C	$4,043	$3,874	—
Asset coverage, per $25,000 liquidation value per share of preferred shares (11)	$179,313	$169,383	$265,395
Asset coverage ratio of auction rate senior notes (10)	404%	387%	438%
Asset coverage ratio of preferred shares (12)	284%	272%	332%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)
The amount is less than $0.01 per share, and represents the premium on the secondary offering of $0.14 per share, less the underwriting discounts and offering costs of $0.14 per share for the year ended November 30, 2005.

(4)	The per common share data for the periods ended November 30, 2005 and 2004, do not reflect the change in estimate of investment income and return of capital, for the respective period.
(5)
Not annualized for periods less than a year. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(6)	Annualized for periods less than one full year.
(7)	The expense ratios and net investment loss ratios do not reflect the effect of dividend payments to preferred stockholders.
(8)
The Company accrued $27,697,390, $24,659,420 and $30,330,018 for the period ended May 31, 2006, for the year ended November 30, 2005 and for the period from February 27, 2004 through November 30, 2004, respectively, for current and deferred income tax expense.

(9)	The ratio excludes net deferred income tax benefit on net investment loss.
(10)
Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes and preferred shares at the end of the period divided by auction rate senior notes outstanding at the end of the period.

(11)	Represents value of total assets less all liabilities and indebtedness not represented by preferred shares at the end of the period divided by preferred shares outstanding at the end of the period.
(12)
Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes and preferred shares at the end of the period divided by auction rate senior notes and preferred shares outstanding at the end of the period.

See Accompanying Notes to the Financial Statements.

20-21     Tortoise Energy Infrastructure Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2006

1.     Organization
Tortoise Energy Infrastructure Corporation (the "Company") was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to shareholders. The Company seeks to provide its shareholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company’s shares are listed on the New York Stock Exchange under the symbol “TYG.”

2.     Significant Accounting Policies

A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation
The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and asked price on such day.

The Company may invest up to 30 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using a fair value procedure.

The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

22     Tortoise Energy Infrastructure Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

C. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions are not known until after the fiscal year-end of the Company.

For the period from December 1, 2004 through November 30, 2005, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 23 percent as investment income and approximately 77 percent as return of capital.

Subsequent to November 30, 2005, the Company reclassified the amount of investment income and return of capital it recognized based on the 2005 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $190,000 or $0.01 per share ($116,000 or $0.008 per share, net of deferred tax benefit), and a corresponding increase in unrealized appreciation of investments for the period from December 1, 2005 through May 31, 2006. The reclassification is reflected in the accompanying financial statements.

D. Dividends to Stockholders
Dividends to common stockholders are recorded on the ex-dividend date. The character of dividends to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2005 and the period ended May 31, 2006, the Company’s dividends, for book purposes, were comprised entirely of return of capital as a result of the net investment loss incurred by the Company in each reporting period. For the year ended November 30, 2005, for tax purposes, the Company determined the dividends to common stockholders were comprised of 100 percent return of capital.

Dividends to preferred stockholders are based on variable rates set at auctions, normally held every 28 days. Dividends on preferred shares are accrued on a daily basis for the subsequent 28-day period at a rate as determined on the auction date. Dividends on preferred shares are payable every 28 days, on the first day following the end of the dividend period. The character of dividends to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2005 and the period ended May 31, 2006, the Company’s dividends, for book purposes, were comprised entirely of return of capital as a result of the net investment loss incurred by the Company in each reporting period. For the year ended November 30, 2005, for tax purposes, the Company determined the dividends to preferred stockholders were comprised of 100 percent return of capital.

2006 Semi-Annual     23

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

E. Federal Income Taxation
The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

F. Organization Expenses, Offering and Debt Issuance Costs
The Company is responsible for paying all organizational expenses, which were expensed as incurred. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the shares are issued. Offering costs (excluding underwriter commissions) of $164,530 were charged to additional paid-in capital for the MMP II preferred shares issued in July 2005. Debt issuance costs related to the auction rate senior notes are capitalized and amortized over the period the notes are outstanding. The amount of such capitalized costs (excluding underwriter commissions) for Auction Rate Senior Notes Series C issued in April 2005, was $254,099.

G. Derivative Financial Instruments
The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations.

H. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.     Concentration of Risk
The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to its stockholders. Under normal circumstances, the Company intends to invest at least 90 percent of its total assets in securities of domestic energy infrastructure companies, and to invest at least 70 percent of its total assets in equity securities of MLPs. The Company will not invest more than 10 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 25 percent of its assets in debt securities, which may include below investment grade securities.

24     Tortoise Energy Infrastructure Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4.     Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the "Adviser"). Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares) ("Managed Assets"), in exchange for the investment advisory services provided. For the period following the commencement of the Company’s operations through February 28, 2006, the Adviser agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.23 percent of the average monthly Managed Assets of the Company. For years ending February 28, 2007, 2008 and 2009, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.10 percent of the average monthly Managed Assets of the Company.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.07 percent of the first $300 million of the Company’s Managed Assets, 0.06 percent on the next $500 million of Managed Assets and 0.04 percent on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $45,000.

Computershare Investor Services, LLC serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015 percent on the first $100 million of the Company’s Managed Assets and 0.01 percent on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $4,800.

5.     Income Taxes
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of May 31, 2006 are as follows:

Deferred tax assets:
Net operating loss carryforwards	$11,904,169
Organization costs	53,371

11,957,540
Deferred tax liabilities:
Unrealized gains on investment securities and interest rate swap contracts	82,816,111
Basis reduction of investment in MLPs	11,417,745

94,233,856

Total net deferred tax liability	$82,276,316

2006 Semi-Annual     25

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

For the period from December 1, 2005 to May 31, 2006, the components of income tax expense include current foreign taxes payable of $196,251 and deferred federal and state income taxes (net of federal tax benefit) of $24,680,509 and $2,820,630, respectively. As of November 30, 2005, the Company had a net operating loss for federal income tax purposes of approximately $19,171,000. If not utilized, this net operating loss will expire as follows: $2,833,000 and $16,338,000 in the years ending November 30, 2024 and 2025, respectively.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment income and realized and unrealized gains on investments and interest rate swap contracts before taxes for the period from December 1, 2005 through May 31, 2006, as follows:

Application of statutory income tax rate	$24,747,299
State income taxes, net of federal tax benefit	2,828,263
Other, net	121,828

Total	$27,697,390

At May 31, 2006, the Company did not record a valuation allowance against its deferred tax assets.

6.     Restricted Securities
Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of units held or principal amount, the acquisition dates, acquisition costs, value per unit of such securities and percent of net assets which the securities comprise.

Investment Security	Number of Units or Principal Amount	Acquisition Dates	Acquisition Cost	Value Per Unit	Percent of Net Assets

Plains All American
Pipeline, L.P. Common Units	87,960	3/22/06-4/19/06	$ 3,736,472	$46.56	0.9%
Inergy, L.P. Subordinated Units	82,655	9/14/04-2/04/05	2,232,123	23.43	0.4
E.W. Transportation,
LLC Promissory Note	$ 5,881,375	5/03/04	8,569,500	N/A	1.4

			$14,538,095		2.7%

7.     Investment Transactions
For the period ended May 31, 2006, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $3,894,147 and $2,958,785 (excluding short-term debt securities and interest rate swaps), respectively.

8.     Auction Rate Senior Notes
The Company has issued $60,000,000, $50,000,000, and $55,000,000 aggregate principal amount of auction rate senior notes Series A, Series B, and Series C, respectively (collectively, the “Notes”). The Notes were issued in denominations of $25,000.

26     Tortoise Energy Infrastructure Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

The principal amount of the Notes will be due and payable on July 15, 2044 for Series A and Series B, and April 10, 2045 for Series C. Fair value of the Notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.

Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. Interest rates for Series A, Series B, and Series C as of May 31, 2006 were 5.15 percent, 5.28 percent, and 5.25 percent, respectively. The weighted average interest rates for Series A, Series B, and Series C for the period ended May 31, 2006, were 4.80 percent, 4.85 percent, and 4.77 percent, respectively. These rates include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25 percent. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. Generally, the rate period will be 28 days for Series A and Series B, and 7 days for Series C. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure in a timely manner a deficiency as stated in the rating agency guidelines applicable to the Notes.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

9.     Preferred Shares
The Company has 7,500 authorized Money Market Preferred (“MMP”) Shares, of which 2,800 shares (1,400 MMP Shares and 1,400 MMP II Shares) are currently outstanding. The MMP and MMP II Shares have rights determined by the Board of Directors. The MMP and MMP II Shares have a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.

Holders of the MMP and MMP II Shares are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rates for MMP and MMP II Shares as of May 31, 2006, were 5.36 percent and 5.30 percent, respectively. The weighted average dividend rates for MMP and MMP II Shares for the period ended May 31, 2006, were 4.88 percent and 4.91 percent, respectively. These rates include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25 percent. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MMP Shares would be less than 200 percent.

The MMP Shares are redeemable in certain circumstances at the option of the Company. The MMP Shares are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency in a timely manner as stated in the rating agency guidelines.

2006 Semi-Annual     27

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

The holders of MMP and MMP II Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.

10.   Interest Rate Swap Contracts
The Company has entered into interest rate swap contracts to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent asset coverage of the liquidation value of the outstanding auction rate senior notes or if the Company loses its credit rating on its auction rate senior notes, then the Company could be required to make a termination payment, in addition to redeeming all or some of the auction rate senior notes. Details of the interest rate swap contracts outstanding as of May 31, 2006, were as follows:

Counterparty	Maturity Date	Notional Amount	Fixed Rate Paid by the Company	Floating Rate Received by the Company	Unrealized Appreciation

U.S. Bank, N.A.	7/10/2007	$60,000,000	3.54%	1 month U.S. Dollar LIBOR	$1,215,473
U.S. Bank, N.A.*	7/05/2011	60,000,000	4.63%	1 month U.S. Dollar LIBOR	1,660,902
U.S. Bank, N.A.	7/17/2007	50,000,000	3.56%	1 month U.S. Dollar LIBOR	1,006,337
U.S. Bank, N.A.*	7/12/2011	50,000,000	4.64%	1 month U.S. Dollar LIBOR	1,375,771
U.S. Bank, N.A.	5/01/2014	55,000,000	4.54%	1 week U.S. Dollar LIBOR	3,372,946
U.S. Bank, N.A.	11/12/2020	35,000,000	5.20%	1 month U.S. Dollar LIBOR	1,427,115
U.S. Bank, N.A.	11/18/2020	35,000,000	5.21%	1 month U.S. Dollar LIBOR	1,399,687

		$345,000,000			$11,458,231

*	The Company has entered into additional interest rate swap contracts for Series A and Series B notes with settlements commencing on 7/10/2007 and 7/17/2007, respectively.

The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contract, as no collateral is pledged by the counterparty.

28     Tortoise Energy Infrastructure Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

11.   Common Stock
The Company has 100,000,000 shares of capital stock authorized and 14,944,103 shares outstanding at May 31, 2006. Transactions in common shares for the year ended November 30, 2005 and the period ended May 31, 2006, were as follows:

Shares at November 30, 2004	12,684,154
Shares sold through secondary offering and exercise of overallotment options	2,018,281
Shares issued through reinvestment of dividends	203,080

Shares at November 30, 2005	14,905,515
Shares issued through reinvestment of dividends	38,588

Shares at May 31, 2006	14,944,103

12.   Subsequent Events
On June 1, 2006, the Company paid a dividend in the amount of $0.50 per share, for a total of $7,472,051. Of this total, the dividend reinvestment amounted to $1,041,172.

On December 9, 2005, the Board of Directors authorized the Company to file a shelf registration statement allowing the Company to issue common stock, auction rate senior notes and money market cumulative preferred shares in an aggregate amount of $125 million in the event suitable investment opportunities are presented. On June 23, 2006 the shelf registration was declared effective by the Securities and Exchange Commission.

2006 Semi-Annual     29

ADDITIONAL INFORMATION (Unaudited)

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect Tortoise Energy Infrastructure Corporation’s (the “Company”) actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of Tortoise Energy will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the period ended June 30, 2005 is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (888) 728-8784; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q and statement of additional information are available without charge upon request by calling the Company at (888) 728-8784 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Approval of the Investment Advisory Agreement
In approving the renewal of the Investment Advisory Agreement, the independent directors (“Directors”) of the Company requested and received extensive data and information from the Adviser concerning the Company and the services provided to it by the Adviser under the Investment Advisory Agreement. In addition, the Directors requested and received data and information from independent, third-party sources regarding the factors considered in their evaluation.

30     Tortoise Energy Infrastructure Corp.

ADDITIONAL INFORMATION (Unaudited)
(Continued)

Factors Considered
The Directors considered and evaluated all the information provided by the Adviser. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the Directors’ decision was based on the following factors:

Nature, Extent and Quality of Services Provided. The Directors considered information regarding the history, qualification and background of the Adviser and the individuals responsible for the Adviser’s investment program, the adequacy of the number of Adviser personnel and other Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to energy infrastructure companies, MLP markets and financing (including private financing). The Directors concluded that the unique nature of the fund and the specialized expertise of the Adviser in the niche market of MLPs made it uniquely qualified to serve as the advisor. Further, the Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the Company.

Investment Performance of the Company and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons.

The Directors reviewed and evaluated information regarding the Company’s performance (including quarterly, last twelve months, and from inception) and the performance of the other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the MLP sector. The Directors also considered the Company’s performance as compared to comparable closed-end funds for the relevant periods.

The Adviser provided detailed information concerning its cost of providing services to the Company, its profitability in managing the Company, its overall profitability, and its financial condition. The Directors have reviewed with the Adviser the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other closed-end funds with similar investment objectives and strategies.

The Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee reimbursement arrangements), fees charged to separate institutional accounts by the Adviser, and comparisons of fees of closed-end funds with similar investment objectives and strategies, including other MLP investment companies, to the Company. The Directors noted that the fee charged to the Company (0.95 percent of the Company’s average monthly Managed Assets) is below the average of the fees charged in comparable closed-end MLP funds. The Directors also considered the Adviser’s existing contractual agreement to waive fees and expenses in the amount of 0.23 percent of average monthly Managed Assets for the first two years of the Company’s operations and 0.10 percent of average monthly Managed Assets in years three through five. The Directors concluded that the fees and expense ratios that the Company is paying under the Advisory Agreement are reasonable given the quality of services provided under the Advisory Agreement and that such fees and expenses are comparable to, and in many cases lower than, the fees charged by advisors to comparable funds.

2006 Semi-Annual     31

ADDITIONAL INFORMATION (Unaudited)
(Continued)

Economies of Scale. The Directors considered information from the Adviser concerning whether economies of scale would be realized as the Company grows, and whether fee levels reflect any economies of scale for the benefit of the Company’s stockholders. The Directors concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the Company specifically, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Directors concluded the Adviser is appropriately sharing any economies of scale through its competitive fee structure and through reinvestment in its business to provide shareholders additional content and services.

Collateral Benefits Derived by the Adviser. The Directors reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the Company. They concluded that the Adviser generally does not use the Company’s or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Directors did not, with respect to their deliberations concerning their approval of the continuation of the Investment Advisory Agreement, consider the benefits the Adviser may derive for relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company.

Conclusions of the Directors
As a result of this process, the Directors, assisted by the advice of legal counsel that is independent of the Adviser, taking into account all of the factors discussed above and the information provided by the Adviser, unanimously concluded that the Investment Advisory Agreement between the Company and the Adviser is fair and reasonable in light of the services provided and should be renewed.

32     Tortoise Energy Infrastructure Corp.

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, Kan. 66210
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise Energy Infrastructure Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, L.L.C.
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
425 Walnut St.
Cincinnati, Ohio 45202

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Investor Services, L.L.C.
2 North LaSalle St.
Chicago, Ill. 60602
(888) 728-8784
www.computershare.com

LEGAL COUNSEL
Blackwell Sanders Peper Martin LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(913) 981-1020
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYG

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisor’s Family of Funds
Name	Ticker/ Inception Date	Targeted Investments	Investor Suitability	Investment Restrictions	Total Assets as of 5/31/06 ($ in millions)
Tortoise Energy	TYG Feb. 2005	U.S. Energy Infrastructure, More Diversified in MLPs	Retirement Accounts Pension Plans Taxable Accounts	30% Restricted Securities 10% Issuer-Limited	$759
Tortoise Capital	TYY May 2005	U.S. Energy Infrastructure, More Concentrated, More Direct Placements	Retirement Accounts Pension Plans Taxable Accounts	50% Restricted Securities 15% Issuer-Limited	$607
Tortoise North America	TYN	Canadian and U.S Energy Infrastructure, Diversified in Canadian RITs and U.S. MLPs	Taxable Accounts	50% Restricted Securities Diversified to Meet RIC Requirements	$167

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not yet applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/1/05-12/31/05	0	0	0	0
Month #2 1/1/06-1/31/06	0	0	0	0
Month #3 2/1/06-2/28/06	0	0	0	0
Month #4 3/1/06-3/31/06	0	0	0	0
Month #5 4/1/06-4/30/06	0	0	0	0
Month #6 5/1/06-5/31/06	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Tortoise Energy Infrastructure Corporation

By (Signature and Title)* _/s/David J. Schulte
David J. Schulte
President and Chief Executive Officer

Date July 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)* _/s/David J. Schulte
David J. Schulte
President and Chief Executive Officer

Date July 31, 2006

By (Signature and Title)* _/s/Terry Matlack
Terry C. Matlack
Chief Financial Officer

Date July 31, 2006

* Print the name and title of each signing officer under his or her signature.